UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02809 and 811-10095

Name of Fund: BlackRock Value Opportunities Fund, Inc. and Master Value Opportunities LLC

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Value Opportunities Fund, Inc. and Master Value Opportunities LLC, 55 East 52nd Street, New York, NY 10055

Registrants’ telephone number, including area code: (800) 441-7762

Date of fiscal year end: 03/31/2016

Date of reporting period: 03/31/2016

Item 1 – Report to Stockholders

MARCH 31, 2016

ANNUAL REPORT	BLACKROCK®

BlackRock Value Opportunities Fund, Inc.

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are also available on BlackRock’s website.

TO ENROLL IN ELECTRONIC DELIVERY:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1. Access the BlackRock website at blackrock.com

2. Select “Access Your Account”

3. Next, select “eDelivery” in the “Related Resources” box and follow the sign-up instructions

2	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2016

The Markets in Review

Dear Shareholder,

Diverging monetary policies and shifting economic outlooks across regions have been the overarching themes driving financial markets over the past couple of years. Investors spent most of 2015 anticipating the end of the Federal Reserve’s (the “Fed”) near-zero interest rate policy as U.S. growth outpaced other developed markets. The Fed ultimately hiked rates in December, whereas the European Central Bank and the Bank of Japan took additional steps to stimulate growth, even introducing negative interest rates. The U.S. dollar had strengthened considerably ahead of these developments, causing profit challenges for U.S. companies that generate revenues overseas, and pressuring emerging market currencies and commodities prices.

Global market volatility increased in the latter part of 2015 and spilled over into early 2016. Oil prices were a key factor behind the instability after collapsing in mid-2015 due to excess global supply. China, one of the world’s largest consumers of oil, was another notable source of stress for financial markets. Signs of slowing economic growth, a depreciating yuan and declining confidence in the country’s policymakers stoked investors’ worries about the potential impact of China’s weakness on the global economy.

Fears of a global recession started to fade toward the end of the first quarter of 2016 and volatility abated. Central bank stimulus in Europe and Japan, combined with a more tempered outlook for rate hikes in the United States, helped bolster financial markets. A softening in U.S. dollar strength offered some relief to U.S. exporters and emerging market economies. Oil prices found firmer footing as global supply showed signs of leveling off.

The selloff in risk assets at the turn of the year has resulted in more reasonable valuations and some appealing entry points for investors today. However, investors continue to face the headwinds of uncertainty around China’s growth trajectory and currency management, the potential consequences of negative interest rates and geopolitical risks.

For the 12 months ended March 31, 2016, higher-quality assets such as municipal bonds, U.S. Treasuries and investment grade corporate bonds generated positive returns, while riskier assets such as non-U.S. and small cap equities broadly declined.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to adjust accordingly as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of March 31, 2016
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	8.49%	1.78%
U.S. small cap equities (Russell 2000® Index)	2.02	(9.76)
International equities (MSCI Europe, Australasia, Far East Index)	1.56	(8.27)
Emerging market equities (MSCI Emerging Markets Index)	6.41	(12.03)
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.10	0.12
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	3.27	3.05
U.S. investment-grade bonds (Barclays U.S. Aggregate Bond Index)	2.44	1.96
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.23	3.95
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	1.23	(3.66)

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of March 31, 2016	BlackRock Value Opportunities Fund, Inc.

Investment Objective

BlackRock Value Opportunities Fund, Inc.’s (the “Fund”) investment objective is to seek long term growth of capital by investing in a diversified portfolio of securities, primarily common stock, of relatively small companies that management of the Fund believes have special investment value and emerging growth companies regardless of size.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended March 31, 2016, the Fund, through its investment in Master Value Opportunities LLC (the “Master LLC”), underperformed its benchmark, the S&P SmallCap 600® Value Index.

What factors influenced performance?

•

The Master LLC’s stock selection in the industrials sector, particularly within the aerospace & defense and construction & engineering industries, was the most significant detractor from returns during the period. Security selection in the consumer discretionary space also hurt performance, primarily due to investments in the specialty retail industry and the hotels, restaurants and leisure segment. Stock selection in the consumer staples, utilities and materials sectors further detracted from relative performance.

•

The Master LLC’s stock selection in the energy sector, particularly in the energy equipment and services industry, made the largest positive contribution to results. Stock selection within the financials sector was also notable during the period, led by the outperformance of real estate investment trusts and the real estate management & development industry. Selection in the information technology (“IT”) sector, especially in the internet software & services industry, made an additional positive contribution.

Describe recent portfolio activity.

•

The Master LLC’s weightings in the IT, utilities and consumer discretionary sectors increased during the year, while its allocations to the health care and financials sectors declined. The Master LLC also boosted its relative weighting in energy in an effort to capitalize on what the investment advisor believed were the increasingly attractive valuations in the sector.

Describe portfolio positioning at period end.

•

Relative to the S&P SmallCap 600® Value Index, the Master LLC held its largest overweight positions in the health care, IT, utilities and energy sectors. The Master LLC was underweight in the industrials, consumer discretionary, telecommunications and materials sectors. The investment advisor continues to look for discounted, high-quality franchises with strong fundamentals and a catalyst for market share growth.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2016

BlackRock Value Opportunities Fund, Inc.

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including administration fees. Institutional Shares do not have a sales charge.

[2]

The Fund invests all of its assets in the Master LLC. The Master LLC invests primarily in common stock of small companies and emerging growth companies that the Master LLC’s management believes have special investment value.

[3]	An unmanaged index that is a subset of the S&P 600® Index and consists of those stocks in the S&P 600® Index exhibiting the strongest value characteristics.

Performance Summary for the Period Ended March 31, 2016
		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	3.59%	(8.11)%	N/A	7.27%	N/A	4.34%	N/A
Investor A	3.50	(8.28)	(13.09)%	7.00	5.85%	4.07	3.51%
Investor B	3.07	(9.17)	(13.26)	5.92	5.60	3.29	3.29
Investor C	3.07	(9.02)	(9.90)	6.06	6.06	3.13	3.13
Class R	3.41	(8.50)	N/A	6.66	N/A	3.72	N/A
S&P SmallCap 600® Value Index	9.08	(3.08)	N/A	10.13	N/A	6.28	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[6]
	Beginning Account Value October 1, 2015	Ending Account Value March 31, 2016	Expenses Paid During the Period[5]	Beginning Account Value October 1, 2015	Ending Account Value March 31, 2016	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,035.90	$5.60	$1,000.00	$1,019.50	$5.55	1.10%
Investor A	$1,000.00	$1,035.00	$6.51	$1,000.00	$1,018.60	$6.46	1.28%
Investor B	$1,000.00	$1,030.70	$10.56	$1,000.00	$1,014.60	$10.48	2.08%
Investor C	$1,000.00	$1,030.70	$10.66	$1,000.00	$1,014.50	$10.58	2.10%
Class R	$1,000.00	$1,034.10	$7.63	$1,000.00	$1,017.50	$7.57	1.50%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown). Because the Fund invests significantly in the Master LLC, the expense table reflects the net expenses of both the Fund and the Master LLC in which it invests.

[6]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2016	5

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

•

Investor B Shares are subject to a maximum CDSC of 4.50%, declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. These shares are only available through exchanges and distribution reinvestments by current holders and for purchase by certain employer-sponsored retirement plans.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

•

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on October 1, 2015 and held through March 31, 2016) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2016

Statement of Assets and Liabilities	BlackRock Value Opportunities Fund, Inc.

March 31, 2016

Assets
Investments at value — Master LLC (cost — $619,990,818)	$688,633,391
Receivables:
Capital shares sold	427,347
Withdrawals from the Master LLC	269,088
Prepaid expenses	66,437

Total assets	689,396,263

Liabilities
Payables:
Administration fees	142,199
Capital shares redeemed	696,435
Officer’s fees	955
Other accrued expenses	82,885
Other affiliates	3,327
Service and distribution fees	201,131
Transfer agent fees	457,162

Total liabilities	1,584,094

Net Assets	$687,812,169

Net Assets Consist of
Paid-in capital	$649,442,196
Accumulated net investment loss	(1,433,639)
Accumulated net realized loss allocated from the Master LLC	(28,838,961)
Net unrealized appreciation (depreciation) allocated from the Master LLC	68,642,573

Net Assets	$687,812,169

Net Asset Value
Institutional — Based on net assets of $135,743,846 and 4,620,087 shares outstanding, 100 million shares authorized, $0.10 par value	$29.38

Investor A — Based on net assets of $392,584,445 and 13,749,056 shares outstanding, 100 million shares authorized, $0.10 par value	$28.55

Investor B — Based on net assets of $380,665 and 16,215 shares outstanding, 100 million shares authorized, $0.10 par value	$23.48

Investor C — Based on net assets of $136,065,985 and 6,241,838 shares outstanding, 100 million shares authorized, $0.10 par value	$21.80

Class R — Based on net assets of $23,037,228 and 974,954 shares outstanding, 100 million shares authorized, $0.10 par value	$23.63

See Notes to Financial Statements.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2016	7

Statement of Operations	BlackRock Value Opportunities Fund, Inc.

Year Ended March 31, 2016

Investment Income
Net investment income allocated from the Master LLC:
Dividends — unaffiliated	$8,623,253
Securities lending — affiliated — net	288,568
Dividends — affiliated	5,866
Foreign taxes withheld	(17,674)
Expenses	(4,081,559)
Fees waived	5,369

Total income	4,823,823

Fund Expenses
Service and distribution — class specific	2,723,275
Administration	1,857,770
Transfer agent — class specific	1,526,692
Professional	104,509
Registration	82,321
Printing	58,724
Officer	709
Miscellaneous	14,755

Total expenses	6,368,755

Net investment loss	(1,544,932)

Realized and Unrealized Gain (Loss) Allocated from the Master LLC
Net realized gain from investments and capital gain distributions received from affiliated investment companies	15,212,003
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(82,984,949)

Total realized and unrealized loss	(67,772,946)

Net Decrease in Net Assets Resulting from Operations	$(69,317,878)

See Notes to Financial Statements.

8	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2016

Statements of Changes in Net Assets	BlackRock Value Opportunities Fund, Inc.

	Year Ended March 31,
Increase (Decrease) in Net Assets:	2016	2015

Operations
Net investment loss	$(1,544,932)	$(1,109,996)
Net realized gain	15,212,003	136,970,443
Net change in unrealized appreciation (depreciation)	(82,984,949)	(96,336,198)

Net increase (decrease) in net assets resulting from operations	(69,317,878)	39,524,249

Distributions to Shareholders:
From net investment income:
Institutional	(4,401,963)	—
Investor A	(12,130,638)	—
Investor C	(4,442,235)	—
Class R	(789,491)	—

Decrease in net assets from distributions to shareholders	(21,764,327)	—

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(59,204,122)	(229,185,265)

Net Assets
Total decrease in net assets	(150,286,327)	(189,661,016)
Beginning of year	838,098,496	1,027,759,512

End of year	$687,812,169	$838,098,496

Accumulated net investment loss, end of year	$(1,433,639)	$(1,411,486)

See Notes to Financial Statements.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2016	9

Financial Highlights	BlackRock Value Opportunities Fund, Inc.

	Institutional
	Year Ended March 31,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$33.01	$31.51	$24.44	$21.52	$21.36

Net investment income[1]	0.04	0.09	0.08	0.08	0.04
Net realized and unrealized gain (loss)	(2.72)	1.41	6.99	2.84	0.12

Net increase (decrease) from investment operations	(2.68)	1.50	7.07	2.92	0.16

Distributions from net investment income[2]	(0.95)	—	—	—	—

Net asset value, end of year	$29.38	$33.01	$31.51	$24.44	$21.52

Total Return[3]
Based on net asset value	(8.11)%	4.76%	28.93%	13.57%	0.75%

Ratios to Average Net Assets[4,5]
Total expenses	1.08%	1.00%	0.97%	0.99%	1.00%

Net investment income	0.12%	0.30%	0.30%	0.37%	0.19%

Supplemental Data
Net assets, end of year (000)	$135,744	$166,487	$308,697	$280,316	$249,012

Portfolio turnover rate of the Master LLC	71%	55%	61%	51%	45%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.005%.

[5]	Includes the Fund’s share of the Master LLC’s allocated net expenses and/or net investment income.

See Notes to Financial Statements.

10	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2016

Financial Highlights (continued)	BlackRock Value Opportunities Fund, Inc.

	Investor A
	Year Ended March 31,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$32.09	$30.70	$23.88	$21.08	$20.99

Net investment income (loss)[1]	(0.02)	0.00 [2]	0.00 [2]	0.02	(0.03)
Net realized and unrealized gain (loss)	(2.64)	1.39	6.82	2.78	0.12

Net increase (decrease) from investment operations	(2.66)	1.39	6.82	2.80	0.09

Distributions from net investment income[3]	(0.88)	—	—	—	—

Net asset value, end of year	$28.55	$32.09	$30.70	$23.88	$21.08

Total Return[4]
Based on net asset value	(8.28)%	4.53%	28.56%	13.28%	0.43%

Ratios to Average Net Assets[5,6]
Total expenses	1.26%	1.24%	1.25%	1.26%	1.30%

Net investment income (loss)	(0.06)%	0.00%[7]	0.01%	0.09%	(0.14)%

Supplemental Data
Net assets, end of year (000)	$392,584	$458,593	$479,719	$416,998	$397,591

Portfolio turnover rate of the Master LLC	71%	55%	61%	51%	45%

[1]	Based on average shares outstanding.

[2]	Amount is less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.005%.

[6]	Includes the Fund’s share of the Master LLC’s allocated net expenses and/or net investment income.

[7]	Amount is less than 0.005%.

See Notes to Financial Statements.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2016	11

Financial Highlights (continued)	BlackRock Value Opportunities Fund, Inc.

	Investor B
	Year Ended March 31,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$25.85	$24.96	$19.63	$17.50	$17.61

Net investment loss[1]	(0.33)	(0.22)	(0.24)	(0.15)	(0.18)
Net realized and unrealized gain (loss)	(2.04)	1.11	5.57	2.28	0.07

Net increase (decrease) from investment operations	(2.37)	0.89	5.33	2.13	(0.11)

Net asset value, end of year	$23.48	$25.85	$24.96	$19.63	$17.50

Total Return[2]
Based on net asset value	(9.17)%	3.57%	27.15%	12.17%	(0.62)%

Ratios to Average Net Assets[3,4]
Total expenses	2.31%	2.18%	2.37%	2.24%	2.30%

Net investment loss	(1.34)%	(0.90)%	(1.09)%	(0.90)%	(1.14)%

Supplemental Data
Net assets, end of year (000)	$381	$6,716	$10,655	$22,579	$54,590

Portfolio turnover rate of the Master LLC	71%	55%	61%	51%	45%

[1]	Based on average shares outstanding.

[2]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[3]	Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.005%.

[4]	Includes the Fund’s share of the Master LLC’s allocated net expenses and/or net investment income.

See Notes to Financial Statements.

12	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2016

Financial Highlights (continued)	BlackRock Value Opportunities Fund, Inc.

	Investor C
	Year Ended March 31,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$24.72	$23.85	$18.71	$16.67	$16.76

Net investment loss[1]	(0.20)	(0.20)	(0.18)	(0.13)	(0.17)
Net realized and unrealized gain (loss)	(2.03)	1.07	5.32	2.17	0.08

Net increase (decrease) from investment operations	(2.23)	0.87	5.14	2.04	(0.09)

Distributions from net investment income[2]	(0.69)	—	—	—	—

Net asset value, end of year	$21.80	$24.72	$23.85	$18.71	$16.67

Total Return[3]
Based on net asset value	(9.02)%	3.65%	27.47%	12.24%	(0.54)%

Ratios to Average Net Assets[4]
Total expenses	2.09%[5]	2.08%	2.11%[5]	2.17%[5]	2.25%[5]

Total expenses after fees waived	2.09%[5]	2.07%	2.11%[5]	2.17%[5]	2.25%[5]

Net investment loss	(0.89)%[5]	(0.83)%	(0.84)%[5]	(0.82)%[5]	(1.09)%[5]

Supplemental Data
Net assets, end of year (000)	$136,066	$180,679	$200,245	$176,629	$190,059

Portfolio turnover rate of the Master LLC	71%	55%	61%	51%	45%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Includes the Fund’s share of the Master LLC’s allocated net expenses and/or net investment income.

[5]	Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.005%.

See Notes to Financial Statements.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2016	13

Financial Highlights (concluded)	BlackRock Value Opportunities Fund, Inc.

	Class R
	Year Ended March 31,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$26.74	$25.66	$20.02	$17.73	$17.72

Net investment loss[1]	(0.08)	(0.09)	(0.06)	(0.04)	(0.08)
Net realized and unrealized gain (loss)	(2.20)	1.17	5.70	2.33	0.09

Net increase (decrease) from investment operations	(2.28)	1.08	5.64	2.29	0.01

Distributions from net investment income[2]	(0.83)	—	—	—	—

Net asset value, end of year	$23.63	$26.74	$25.66	$20.02	$17.73

Total Return[3]
Based on net asset value	(8.50)%	4.21%	28.17%	12.92%	0.06%

Ratios to Average Net Assets[4,5]
Total expenses	1.51%	1.59%	1.54%	1.59%	1.65%

Net investment loss	(0.31)%	(0.34)%	(0.27)%	(0.23)%	(0.50)%

Supplemental Data
Net assets, end of year (000)	$23,037	$25,624	$28,444	$27,877	$30,620

Portfolio turnover rate of the Master LLC	71%	55%	61%	51%	45%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.005%.

[5]	Includes the Fund’s share of the Master LLC’s allocated net expenses and/or net investment income.

See Notes to Financial Statements.

14	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2016

Notes to Financial Statements	BlackRock Value Opportunities Fund, Inc.

1. Organization:

BlackRock Value Opportunities Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is registered as a diversified, open-end management investment company. The Fund is organized as a Maryland corporation. The Fund seeks to achieve its investment objective by investing all of its assets in Master Value Opportunities LLC (the “Master LLC”), an affiliate of the Fund, which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Master LLC reflects the Fund’s proportionate interest in the net assets of the Master LLC. The performance of the Fund is directly affected by the performance of the Master LLC. At March 31, 2016, the percentage of the Master LLC owned by the Fund was 100%. The financial statements of the Master LLC, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional Shares are sold only to certain eligible investors. Investor B Shares are only available through exchanges and distribution reinvestments by current holders and for purchase by certain employer-sponsored retirement plans. Investor A and Investor C Shares are generally available through financial intermediaries. Class R Shares are available only to certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional and Class R Shares	No	No	None
Investor A Shares	Yes	No1	None
Investor B Shares	No	Yes	To Investor A Shares after approximately 8 years
Investor C Shares	No	Yes	None
[1]	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Investment Income: For financial reporting purposes, contributions to and withdrawals from the Master LLC are accounted on a trade date basis. The Fund records its proportionate share of the Master LLC’s income, expenses and realized and unrealized gains and losses on a daily basis. Realized and unrealized gains and losses are adjusted utilizing partnership tax allocation rules. In addition, the Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3. Investment Valuation and Fair Value Measurements:

The Fund’s policy is to value its financial instruments at fair value. The Fund records its investment in the Master LLC at fair value based on the Fund’s proportionate interest in the net assets of the Master LLC. Valuation of securities held by the Master LLC is discussed in Note 3 of the Master LLC’s Notes to Financial Statements, which are included elsewhere in this report.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2016	15

Notes to Financial Statements (continued)	BlackRock Value Opportunities Fund, Inc.

4. Administration Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”), for 1940 Act purposes.

Administration

The Fund entered into an Administration Agreement with BlackRock Advisors, LLC (the “Administrator”), an indirect, wholly owned subsidiary of BlackRock, to provide administrative services (other than investment advice and related portfolio activities). For such services, the Fund pays the Administrator a monthly fee at an annual rate of 0.25% of the average daily value of the Fund’s net assets. The Fund does not pay an investment advisory fee or investment management fee.

Service and Distribution Fees

The Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Administrator. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Investor A	Investor B	Investor C	Class R
Service Fee	0.25%	0.25%	0.25%	0.25%
Distribution Fee	—	0.75%	0.75%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to the shareholders.

For the year ended March 31, 2016, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Investor A	Investor B	Investor C	Class R	Total
$1,045,708	$11,317	$1,549,491	$116,759	$2,723,275

Transfer Agent

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended March 31, 2016, the Fund paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	$1
Investor A	$84

The Administrator maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended March 31, 2016, the Fund reimbursed the Administrator the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	Investor A	Investor B	Investor C	Class R	Total
$6,300	$5,164	$169	$1,638	$119	$13,390

For the year ended March 31, 2016, the following table shows the class specific transfer agent fees borne directly by each class of the Fund:

Institutional	Investor A	Investor B	Investor C	Class R	Total
$353,330	$728,231	$5,392	$398,963	$40,776	$1,526,692

For the year ended March 31, 2016, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares, which totaled $6,397.

16	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2016

Notes to Financial Statements (continued)	BlackRock Value Opportunities Fund, Inc.

For the year ended March 31, 2016, affiliates received CDSCs as follows:

Investor A	$274
Investor C	$4,401

Officers and Directors

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Administrator for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Officer in the Statement of Operations.

5. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the four years ended March 31, 2016. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of March 31, 2016, inclusive of open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to a net operating loss, distributions paid in excess of taxable income, income recognized from real estate investment trusts and basis difference on securities received from master were reclassified to the following accounts:

Paid-in capital	$(24,865,899)
Accumulated net investment loss	$23,287,106
Accumulated net realized loss allocated from the Master LLC	$1,578,793

The tax character of distributions paid was as follows:

	3/31/16	3/31/15
Ordinary income	$21,764,327	—

Total	$21,764,327	—

As of period end, the tax components of accumulated net earnings (losses) were as follows:

Capital loss carryforwards	$(1,388,344)
Net unrealized gains[1]	63,831,104
Qualified late-year losses[2]	(24,072,787)

Total	$38,369,973

[1]

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to tax deferral of losses on wash sales, income recognized from pass-through entities and the treatment of certain security lending transactions.

[2]	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of March 31, 2016, the Fund had a capital loss carryforward of $1,388,344 available to offset future realized capital gains, all of which is due to expire March 31, 2018.

During the year ended March 31, 2016, the Fund utilized $37,636,350 of its capital loss carryforward.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2016	17

Notes to Financial Statements (concluded)	BlackRock Value Opportunities Fund, Inc.

6. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended March 31, 2016		Year Ended March 31, 2015
	Shares	Amount	Shares	Amount
Institutional
Shares sold	517,523	$15,802,512	784,734	$24,779,260
Shares issued in reinvestment of distributions	124,807	3,645,605	—	—
Shares redeemed	(1,065,824)	(32,800,608)	(5,539,176)	(179,659,607)

Net decrease	(423,494)	$(13,352,491)	(4,754,442)	$(154,880,347)

Investor A
Shares sold and automatic conversion of shares	1,810,934	$54,626,237	2,644,198	$81,756,460
Shares issued in reinvestment of distributions	404,303	11,482,185	—	—
Shares redeemed	(2,755,931)	(81,745,302)	(3,980,637)	(122,444,063)

Net decrease	(540,694)	$(15,636,880)	(1,336,439)	$(40,687,603)

Investor B
Shares sold	2,549	$66,385	25,227	$624,189
Shares redeemed and automatic conversion of shares	(246,088)	(6,273,405)	(192,382)	(4,738,351)

Net decrease	(243,539)	$(6,207,020)	(167,155)	$(4,114,162)

Investor C
Shares sold	505,714	$11,552,926	845,086	$19,976,292
Shares issued in reinvestment of distributions	186,654	4,057,860	—	—
Shares redeemed	(1,758,720)	(39,936,156)	(1,933,659)	(45,668,493)

Net decrease	(1,066,352)	$(24,325,370)	(1,088,573)	$(25,692,201)

Class R
Shares sold	306,533	$7,440,199	315,908	$8,050,160
Shares issued in reinvestment of distributions	33,541	788,881	—	—
Shares redeemed	(323,434)	(7,911,441)	(466,027)	(11,861,112)

Net increase (decrease)	16,640	$317,639	(150,119)	$(3,810,952)

Total Net Decrease	(2,257,439)	$(59,204,122)	(7,496,728)	$(229,185,265)

7. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

18	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2016

Report of Independent Registered Public Accounting Firm	BlackRock Value Opportunities Fund, Inc.

To the Board of Directors and Shareholders of BlackRock Value Opportunities Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of BlackRock Value Opportunities Fund, Inc. (the “Fund”), as of March 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Value Opportunities Fund, Inc. as of March 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

May 24, 2016

Important Tax Information (Unaudited)

During the fiscal year ended March 31, 2016, the following information is provided with respect to the ordinary income distributions paid by the Fund:

Payable Date	12/10/2015
Qualified Dividend Income for Individuals[1]	26.30%
Dividends Qualifying for the Dividends Received Deduction for Corporations[1]	25.80%

[1]	The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2016	19

Master LLC Portfolio Information	Master Value Opportunities LLC

As of Period End

Ten Largest Holdings	Percent of Net Assets
CyrusOne, Inc.	2%
ALLETE, Inc.	2
El Paso Electric Co.	2
Pennsylvania Real Estate Investment Trust	2
LTC Properties, Inc.	2
CACI International, Inc., Class A	1
Laclede Group, Inc.	1
Applied Industrial Technologies, Inc.	1
Cedar Realty Trust, Inc.	1
PH Glatfelter Co.	1

Sector Allocation	Percent of Net Assets
Financials	22%
Information Technology	17
Industrials	16
Consumer Discretionary	15
Health Care	9
Utilities	8
Materials	6
Energy	4
Consumer Staples	3
Short-Term Securities	4
Liabilities in Excess of Other Assets	(4)

For Master LLC compliance purposes, the Master LLC’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

20	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2016

Schedule of Investments March 31, 2016	Master Value Opportunities LLC
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 3.9%
Aerojet Rocketdyne Holdings, Inc. (a)(b)	419,400	$6,869,772
American Science & Engineering, Inc.	61,895	1,713,873
Cubic Corp.	183,500	7,332,660
KLX, Inc. (a)	180,700	5,807,698
Triumph Group, Inc.	160,330	5,047,188

		26,771,191
Air Freight & Logistics — 0.6%
Forward Air Corp.	86,100	3,902,052
Auto Components — 0.4%
Dorman Products, Inc. (a)(b)	55,405	3,015,140
Banks — 5.4%
CenterState Banks, Inc.	292,700	4,358,303
Green Bancorp, Inc. (a)	325,601	2,464,800
Iberiabank Corp.	33,700	1,727,799
NBT Bancorp, Inc.	213,100	5,743,045
Opus Bank	180,713	6,144,242
Texas Capital Bancshares, Inc. (a)	77,900	2,989,802
TriState Capital Holdings, Inc. (a)	536,800	6,763,680
UMB Financial Corp.	140,700	7,264,341

		37,456,012
Beverages — 0.9%
Cott Corp.	453,208	6,295,059
Biotechnology — 0.0%
XOMA Corp. (a)	19,693	15,223
Building Products — 0.6%
Continental Building Products, Inc. (a)	216,100	4,010,816
Chemicals — 1.8%
Kraton Performance Polymers, Inc. (a)	206,895	3,579,284
Stepan Co.	156,735	8,665,878

		12,245,162
Commercial Services & Supplies — 1.5%
ABM Industries, Inc.	119,577	3,863,533
Matthews International Corp., Class A	130,010	6,691,615

		10,555,148
Communications Equipment — 3.0%
Arris International PLC (a)	164,476	3,769,790
CalAmp Corp (a)	60,000	1,075,800
Ciena Corp. (a)	292,500	5,563,350
NetScout Systems, Inc. (a)	137,800	3,165,266
Viavi Solutions, Inc. (a)(b)	1,005,708	6,899,157

		20,473,363
Construction & Engineering — 0.8%
EMCOR Group, Inc.	116,600	5,666,760
Consumer Finance — 1.4%
Cash America International, Inc.	116,400	4,497,696
SLM Corp. (a)	787,620	5,009,263

		9,506,959
Diversified Consumer Services — 0.7%
Lincoln Educational Services Corp. (a)	108,434	268,916
Regis Corp. (a)(b)	283,160	4,301,200

		4,570,116

Common Stocks	Shares	Value
Electric Utilities — 3.4%
ALLETE, Inc.	188,400	$10,563,588
El Paso Electric Co.	226,600	10,396,408
PNM Resources, Inc.	81,890	2,761,331

		23,721,327
Electrical Equipment — 0.6%
Franklin Electric Co., Inc.	137,400	4,420,158
Electronic Equipment, Instruments & Components — 4.4%
Anixter International, Inc. (a)	66,200	3,449,682
FARO Technologies, Inc. (a)	36,000	1,159,560
Itron, Inc. (a)	179,000	7,467,880
OSI Systems, Inc. (a)	59,551	3,899,995
Plexus Corp. (a)	180,000	7,113,600
Sanmina Corp. (a)(b)	309,700	7,240,786

		30,331,503
Energy Equipment & Services — 3.2%
CARBO Ceramics, Inc. (b)	247,000	3,507,400
Dril-Quip, Inc. (a)	66,500	4,027,240
Newpark Resources, Inc. (a)	954,500	4,123,440
Patterson-UTI Energy, Inc.	291,500	5,136,230
Superior Energy Services, Inc.	387,800	5,192,642

		21,986,952
Food & Staples Retailing — 1.4%
Smart & Final Stores, Inc. (a)	192,700	3,121,740
SUPERVALU, Inc. (a)	1,107,810	6,380,986

		9,502,726
Food Products — 0.5%
Pinnacle Foods, Inc.	81,502	3,641,509
Gas Utilities — 4.3%
Laclede Group, Inc.	140,600	9,525,650
New Jersey Resources Corp.	121,300	4,418,959
Northwest Natural Gas Co.	109,400	5,891,190
South Jersey Industries, Inc.	311,300	8,856,485
Southwest Gas Corp.	10,300	678,255

		29,370,539
Health Care Equipment & Supplies — 6.3%
Accuray, Inc. (a)(b)	1,062,180	6,139,400
Invacare Corp.	535,701	7,055,182
Merit Medical Systems, Inc. (a)	470,537	8,700,229
NuVasive, Inc. (a)	181,208	8,815,769
OraSure Technologies, Inc. (a)	1,176,499	8,506,088
Tandem Diabetes Care, Inc. (a)(b)	503,772	4,387,854

		43,604,522
Health Care Providers & Services — 2.2%
Landauer, Inc.	231,905	7,669,098
Owens & Minor, Inc.	188,835	7,632,711

		15,301,809
Hotels, Restaurants & Leisure — 1.7%
Bloomin’ Brands, Inc.	289,770	4,888,420
Interval Leisure Group, Inc. (b)	385,781	5,570,678
Papa John’s International, Inc.	21,507	1,165,464

		11,624,562

See Notes to Financial Statements.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2016	21

Schedule of Investments (continued)	Master Value Opportunities LLC

Common Stocks	Shares	Value
Household Durables — 0.4%
iRobot Corp. (a)	23,300	$822,490
Taylor Morrison Home Corp., Class A (a)	155,729	2,198,893

		3,021,383
Insurance — 3.7%
Argo Group International Holdings Ltd.	67,290	3,861,773
Atlas Financial Holdings, Inc. (a)	197,436	3,581,489
Heritage Insurance Holdings, Inc.	191,200	3,053,464
Maiden Holdings Ltd.	359,200	4,648,048
ProAssurance Corp.	97,400	4,928,440
Selective Insurance Group, Inc.	146,400	5,359,704

		25,432,918
Internet & Catalog Retail — 0.5%
1-800-Flowers.com, Inc., Class A (a)	477,752	3,764,686
IT Services — 2.3%
CACI International, Inc., Class A (a)	90,900	9,699,030
CSG Systems International, Inc.	134,175	6,059,343

		15,758,373
Leisure Products — 0.3%
MCBC Holdings, Inc. (a)(b)	125,782	1,771,011
Life Sciences Tools & Services — 0.7%
Pacific Biosciences of California, Inc. (a)	542,523	4,611,446
Machinery — 4.3%
Actuant Corp., Class A (b)	268,600	6,637,106
Albany International Corp., Class A	121,000	4,548,390
Astec Industries, Inc.	110,900	5,175,703
Chart Industries, Inc. (a)	244,846	5,318,055
Joy Global, Inc.	66,400	1,067,048
Kennametal, Inc.	92,200	2,073,578
RBC Bearings, Inc. (a)(b)	65,600	4,805,856

		29,625,736
Media — 1.5%
Cable One, Inc.	12,514	5,470,245
Carmike Cinemas, Inc. (a)	154,329	4,636,043

		10,106,288
Metals & Mining — 2.0%
Haynes International, Inc.	210,453	7,681,535
Hecla Mining Co.	435,700	1,211,246
Materion Corp.	174,086	4,609,797

		13,502,578
Multiline Retail — 0.6%
Fred’s, Inc., Class A	280,590	4,183,597
Oil, Gas & Consumable Fuels — 1.1%
Callon Petroleum Co. (a)	436,500	3,863,025
Energen Corp.	104,900	3,838,291

		7,701,316
Paper & Forest Products — 2.2%
Clearwater Paper Corp. (a)	134,900	6,543,999
PH Glatfelter Co.	430,600	8,926,338

		15,470,337
Professional Services — 1.2%
Kforce, Inc.	202,700	3,968,866
TriNet Group, Inc. (a)	289,700	4,157,195

		8,126,061

Common Stocks	Shares	Value
Real Estate Investment Trusts (REITs) — 7.9%
Armada Hoffler Properties, Inc.	471,687	$5,306,479
Cedar Realty Trust, Inc.	1,253,627	9,063,723
CyrusOne, Inc.	244,498	11,161,334
Education Realty Trust, Inc.	196,242	8,163,667
LTC Properties, Inc.	225,181	10,187,188
Pennsylvania Real Estate Investment Trust (b)	470,968	10,290,651

		54,173,042
Real Estate Management & Development — 1.2%
Marcus & Millichap, Inc. (a)	321,971	8,174,844
Road & Rail — 0.7%
ArcBest Corp.	235,300	5,080,127
Semiconductors & Semiconductor Equipment — 5.1%
Cypress Semiconductor Corp. (b)	285,200	2,469,832
DSP Group, Inc. (a)	279,237	2,546,641
Exar Corp. (a)	348,700	2,005,025
Kulicke & Soffa Industries, Inc. (a)	309,000	3,497,880
Microsemi Corp. (a)	224,569	8,603,238
Rambus, Inc. (a)	340,400	4,680,500
Semtech Corp. (a)	90,435	1,988,666
Ultratech, Inc. (a)	281,800	6,154,512
Veeco Instruments, Inc. (a)	150,300	2,927,844

		34,874,138
Software — 2.2%
Mentor Graphics Corp.	202,200	4,110,726
PTC, Inc. (a)	144,200	4,781,672
Rovi Corp. (a)	159,800	3,277,498
Zynga, Inc., Class A (a)	1,223,500	2,789,580

		14,959,476
Specialty Retail — 5.4%
Buckle, Inc. (b)	131,200	4,443,744
Caleres, Inc.	86,000	2,432,940
Children’s Place, Inc.	52,044	4,344,113
DSW, Inc., Class A	63,582	1,757,406
Five Below, Inc. (a)	109,200	4,514,328
Genesco, Inc. (a)	4,379	316,383
GNC Holdings, Inc., Class A	55,000	1,746,250
Hibbett Sports, Inc. (a)(b)	71,500	2,566,850
Kirkland’s, Inc.	195,687	3,426,479
Murphy USA, Inc. (a)	50,555	3,106,605
Party City Holdco, Inc. (a)(b)	307,799	4,629,297
Penske Automotive Group, Inc.	103,589	3,926,023

		37,210,418
Technology Hardware, Storage & Peripherals — 0.2%
3D Systems Corp. (a)(b)	76,900	1,189,643
Textiles, Apparel & Luxury Goods — 3.2%
Deckers Outdoor Corp. (a)	41,604	2,492,496
G-III Apparel Group Ltd. (a)	121,184	5,924,686
Oxford Industries, Inc.	70,000	4,706,100
Perry Ellis International, Inc. (a)	34,607	637,115
Steven Madden Ltd. (a)(b)	103,200	3,822,528
Wolverine World Wide, Inc.	230,870	4,252,625

		21,835,550
Thrifts & Mortgage Finance — 2.0%
Essent Group Ltd. (a)	227,500	4,732,000
EverBank Financial Corp.	146,200	2,206,158
HomeStreet, Inc. (a)	179,500	3,735,395

See Notes to Financial Statements.

22	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2016

Schedule of Investments (continued)	Master Value Opportunities LLC

Common Stocks	Shares	Value
Thrifts & Mortgage Finance (continued)
Northwest Bancshares, Inc.	252,500	$3,411,275

		14,084,828
Trading Companies & Distributors — 2.0%
Applied Industrial Technologies, Inc.	215,600	9,357,040
DXP Enterprises, Inc. (a)	119,440	2,097,366
MRC Global, Inc. (a)	45,200	593,928
WESCO International, Inc. (a)	38,100	2,082,927

		14,131,261
Total Common Stocks — 99.7%		686,777,665

Warrants
Biotechnology — 0.0%
XOMA Corp. (Issued/exercisable 3/09/12, 0.50 Share for 1 Warrant, Expires 3/09/17, Strike Price $1.76)	202,350	—
Total Warrants — 0.0%		—
Total Long-Term Investments (Cost — $618,135,092) — 99.7%		686,777,665

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.37% (c)(d)	216,833	$216,833
	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.55% (c)(d)(e)	$28,622	28,621,890
Total Short-Term Securities (Cost — $28,838,723) — 4.2%		28,838,723
Total Investments (Cost — $646,973,815) — 103.9%		715,616,388
Liabilities in Excess of Other Assets — (3.9)%		(26,982,997)

Net Assets — 100.0%		$688,633,391

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Current yield as of period end.

(d)	During the year ended March 31, 2016, investments in issuers considered to be affiliates of the Master LLC for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at March 31, 2015	Net Activity	Shares/Beneficial Interest Held at March 31, 2016	Income		Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	833,363	(616,530)	216,833	$ 5,866		$59
BlackRock Liquidity Series, LLC, Money Market Series	$44,494,042	$(15,872,152)	$28,621,890	$288,568	[1]	—

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(e)	Security was purchased with the cash collateral from loaned securities. The Master LLC may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Master LLC compliance purposes, the Master LLC’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Financial Statements.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2016	23

Schedule of Investments (concluded)	Master Value Opportunities LLC

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Master LLC’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Master LLC’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1] :
Common Stocks	$686,777,665	—	—	$686,777,665
Warrants	—	—	—	—
Short-Term Securities	216,833	$28,621,890	—	28,838,723

Total	$686,994,498	$28,621,890	—	$715,616,388

[1] See above Schedule of Investments for values in each industry.

The Master LLC may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
Bank overdraft	—	$(299,352)	—	$(299,352)
Collateral on securities loaned at value	—	(28,621,890)	—	(28,621,890)

Total	—	$(28,921,242)	—	$(28,921,242)

During the year ended March 31, 2016, there were no transfers between levels.

See Notes to Financial Statements.

24	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2016

Statement of Assets and Liabilities	Master Value Opportunities LLC

March 31, 2016

Assets
Investments at value — unaffiliated (including securities loaned at value of $ 27,871,767) (cost — $ 618,135,092)	$686,777,665
Investments at value — affiliated (cost — $ 28,838,723)	28,838,723
Receivables:
Investments sold	4,070,395
Securities lending income — affiliated	16,972
Dividends — affiliated	1,308
Dividends — unaffiliated	742,643
Prepaid expenses	2,813

Total assets	720,450,519

Liabilities
Bank overdraft	299,352
Collateral on securities loaned at value	28,621,890
Payables:
Investments purchased	2,220,915
Directors’ fees	10,033
Investment advisory fees	284,491
Other accrued expenses	109,369
Other affiliates	1,990
Withdrawals to investors	269,088

Total liabilities	31,817,128

Net Assets	$688,633,391

Net Assets Consist of
Investor’s capital	$619,990,841
Net unrealized appreciation (depreciation)	68,642,550

Net Assets	$688,633,391

See Notes to Financial Statements.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2016	25

Statement of Operations	Master Value Opportunities LLC

Year Ended March 31, 2016

Investment Income
Dividends — unaffiliated	$8,623,253
Securities lending — affiliated — net	288,568
Dividends — affiliated	5,866
Foreign taxes withheld	(17,674)

Total income	8,900,013

Expenses
Investment advisory	3,719,605
Accounting services	160,787
Custodian	64,301
Professional	81,218
Directors	31,163
Printing	4,644
Miscellaneous	19,841

Total expenses	4,081,559
Less fees waived by the Manager	(5,369)

Total expenses after fees waived	4,076,190

Net investment income	4,823,823

Realized and Unrealized Gain (Loss)
Net realized gain from:
Investments — unaffiliated	16,715,180
Capital gain distributions received from affiliated investment companies	59

16,715,239

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(84,488,172)
Foreign currency translations	(13)

(84,488,185)

Total realized and unrealized loss	(67,772,946)

Net Decrease in Net Assets Resulting from Operations	$(62,949,123)

See Notes to Financial Statements.

26	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2016

Statements of Changes in Net Assets	Master Value Opportunities LLC

	Year Ended March 31,
Increase (Decrease) in Net Assets:	2016	2015

Operations
Net investment income	$4,823,823	$6,292,196
Net realized gain	16,715,239	137,332,721
Net change in unrealized appreciation (depreciation)	(84,488,185)	(96,430,327)

Net increase (decrease) in net assets resulting from operations	(62,949,123)	47,194,590

Capital Transactions
Proceeds from contributions	89,475,780	135,187,203
Value of withdrawals	(176,874,866)	(378,466,491)

Net decrease in net assets derived from capital transactions	(87,399,086)	(243,279,288)

Net Assets
Total decrease in net assets	(150,348,209)	(196,084,698)
Beginning of year	838,981,600	1,035,066,298

End of year	$688,633,391	$838,981,600

Financial Highlights	Master Value Opportunities LLC

	Year Ended March 31,
	2016	2015	2014	2013	2012

Total Return
Total return	(7.59)%	5.21%	29.39%	14.01%	1.17%

Ratios to Average Net Assets
Total expenses	0.55%	0.54%	0.54%	0.55%	0.54%

Total expenses after fees waived	0.55%	0.54%	0.54%	0.55%	0.54%

Net investment income	0.65%	0.72%	0.72%	0.81%	0.62%

Supplemental Data
Net assets, end of year (000)	$688,633	$838,982	$1,035,066	$930,123	$928,593

Portfolio turnover rate	71%	55%	61%	51%	45%

See Notes to Financial Statements.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2016	27

Notes to Financial Statements	Master Value Opportunities LLC

1. Organization:

Master Value Opportunities LLC (the “Master LLC”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Master LLC is registered as a diversified, open-end management investment company. The Master LLC is organized as a Delaware limited liability company. The Limited Liability Company Agreement of the Master LLC permits the Board of Directors of the Master LLC (the “Board”) to issue non-transferable interests in the Master LLC, subject to certain limitations.

The Master LLC, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master LLC is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Foreign Currency: The Master LLC’s books and records are maintained in U.S. dollars. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Master LLC does not isolate changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Master LLC reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master LLC is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Indemnifications: In the normal course of business, the Master LLC enters into contracts that contain a variety of representations that provide general indemnification. The Master LLC’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Master LLC, which cannot be predicted with any certainty.

Other: Expenses directly related to the Master LLC are charged to the Master LLC. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Master LLC has an arrangement with its custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Master LLC’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Master LLC would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master LLC determines the fair value of its financial instruments using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Master LLC for all financial instruments.

28	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2016

Notes to Financial Statements (continued)	Master Value Opportunities LLC

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of the Master LLC’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price. Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Master LLC’s net assets. Each business day, the Master LLC uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

•	Investments in U.S. mutual funds are valued at net asset value each business day.

•

The Master LLC values its investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Master LLC may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master LLC might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master LLC has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market- corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master LLC’s own assumptions used in determining the fair value of instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments are typically categorized as Level 3. The fair value hierarchy for the Master LLC’s investments has been included in the Schedule of Investments.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2016	29

Notes to Financial Statements (continued)	Master Value Opportunities LLC

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Master LLC’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Warrants: Warrants entitle the Master LLC to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and the Master LLC will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Securities Lending: The Master LLC may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master LLC collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Master LLC is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master LLC and any additional required collateral is delivered to the Master LLC, or excess collateral returned by the Master LLC, on the next business day. During the term of the loan, the Master LLC is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan, all of which were classified as common stocks in the Master LLC’s Schedule of Investments, and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Master LLC under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master LLC, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default the borrower can resell or re-pledge the loaned securities, and the Master LLC can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Master LLC’s securities lending agreements by counterparty, which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
BNP Paribas S.A.	$786,330	$(786,330)	—
Citigroup Global Markets, Inc.	4,192,836	(4,192,836)	—
Deutsche Bank Securities, Inc.	217,146	(217,146)	—
Goldman Sachs & Co.	3,043,524	(3,043,524)	—
JP Morgan Securities LLC	7,090,401	(7,090,401)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	1,180,975	(1,180,975)	—
Morgan Stanley	8,258,493	(8,258,493)	—
National Financial Services LLC	759,742	(759,742)	—
UBS Securities LLC	2,342,320	(2,342,320)	—
Total	$27,871,767	$(27,871,767)	—

[1]

Collateral with a value of $28,621,890 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the above table.

30	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2016

Notes to Financial Statements (continued)	Master Value Opportunities LLC

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master LLC benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Master LLC could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory

The Master LLC entered into an Investment Advisory Agreement with the Manager, the Master LLC’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Master LLC’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Master LLC. For such services, the Master LLC pays the Manager a monthly fee based on a percentage of the Master LLC’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.500%
$1 Billion - $1.5 Billion	0.475%
Greater than $1.5 Billion	0.450%

Expense Waivers and Reimbursements

The Manager, with respect to Master LLC, voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Master LLC pays to the Manager indirectly through its investment in affiliated money market funds. This amount is shown as fees waived by the Manager in the Statement of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Master LLC’s investments in other affiliated investment companies, if any.

For the year ended March 31, 2016, the Master LLC reimbursed the Manager $7,999 for certain accounting services, which is included in accounting services in the Statement of Operations.

Securities Lending

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Master LLC, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Master LLC is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Master LLC.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Master LLC retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Master LLC retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Master LLC, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Master LLC is shown as securities lending — affiliated — net in the Statement of Operations. For the year ended March 31, 2016, the Master LLC paid BIM $110,629 for securities lending agent services.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2016	31

Notes to Financial Statements (continued)	Master Value Opportunities LLC

Officer and Directors

Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock or its affiliates.

Other Transactions

The Master LLC may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees. For the year ended March 31, 2016, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were $6,961,167 and $16,548,523, respectively.

6. Purchases and Sales:

For the year ended March 31, 2016, purchases and sales of investments, excluding short-term securities, were $529,849,547 and $611,967,419, respectively.

7. Income Tax Information:

The Master LLC is disregarded as an entity separate from its owner for tax purposes. As such, the owner of the Master LLC is treated as the owner of the net assets, income, expenses and realized and unrealized gains and losses of the Master LLC. Therefore, no federal income tax provision is required. It is intended that the Master LLC’s assets will be managed so the owner of the Master LLC can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

Prior to July 3, 2014, the Master LLC was classified as a partnership for federal income tax purposes. As such, each investor in the Master LLC was treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master LLC.

The Master LLC files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master LLC’s U.S. federal tax returns remains open for each of the two years ended March 31, 2014 and the period ended July 3, 2014. The statutes of limitations on the Master LLC’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master LLC as of March 31, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Master LLC’s financial statements.

As of period end, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$651,785,283

Gross unrealized appreciation	$100,874,383
Gross unrealized depreciation	(37,043,278)

Net unrealized appreciation	$63,831,105

8. Bank Borrowings:

The Master LLC, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders, under which the Master LLC may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Master LLC, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2016 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended March 31, 2016, the Master LLC did not borrow under the credit agreement.

9. Principal Risks:

In the normal course of business, the Master LLC invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations, including to pay principal and interest when due (issuer credit risk). The value of securities held by the Master LLC may decline in response to certain events, including those directly involving the issuers of securities owned

32	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2016

Notes to Financial Statements (concluded)	Master Value Opportunities LLC

by the Master LLC. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

Counterparty Credit Risk: Similar to issuer credit risk, the Master LLC may be exposed to counterparty credit risk, or the risk that an entity with which the Master LLC has unsettled or open transactions may fail to or be unable to perform on its commitments. The Master LLC manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master LLC to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master LLC’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master LLC.

10. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Master LLC’s financial statements was completed through the date the financial statements were issued and the following item was noted:

Effective April 21, 2016, the credit agreement was extended until April 2017. The updated agreement includes the following terms: A fee of 0.12% per annum on the unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The commitment amounts remain unchanged. Administration, legal and arrangement fees in connection with the amended credit agreement, and along with commitment fees, are allocated among the Participating Funds based upon portions of the aggregate commitment available to them and relative net assets of the Participating Funds.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2016	33

Report of Independent Registered Public Accounting Firm	Master Value Opportunities LLC

To the Board of Directors and Investors of Master Value Opportunities LLC:

We have audited the accompanying statement of assets and liabilities of Master Value Opportunities LLC (the “Master LLC”), including the schedule of investments, as of March 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Master LLC’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Master LLC is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2016, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Master Value Opportunities LLC as of March 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

May 24, 2016

34	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2016

Officers and Directors

Name, Address[1] and Year of Birth	Position(s) Held with Fund/ Master LLC	Length of Time Served as a Director[3]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Investment Company Directorships During Past Five Years
Independent Directors[2]
Robert M. Hernandez 1944	Chair of the Board and Director	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director, TE Connectivity (electronics) from 2006 to 2012.	28 RICs consisting of 98 Portfolios	Chubb Limited (insurance company); Eastman Chemical Company
Fred G. Weiss 1941	Vice Chair of the Board and Director	Since 2007	Managing Director, FGW Consultancy LLC (consulting and investment company) since 1997; Director and Treasurer, Michael J. Fox Foundation for Parkinson’s Research since 2000; Director, BTG International plc (medical technology commercialization company) from 2001 to 2007.	28 RICs consisting of 98 Portfolios	Allergan plc (pharmaceuticals)
James H. Bodurtha 1944	Director	Since 2007	Director, The China Business Group, Inc. (consulting and investing firm) from 1996 to 2013 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	28 RICs consisting of 98 Portfolios	None
Bruce R. Bond 1946	Director	Since 2007	Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	28 RICs consisting of 98 Portfolios	None
Valerie G. Brown 1956	Director	Since 2015	Chief Executive Officer and Director, Cetera Financial Group (broker-dealer and registered investment adviser services) from 2009 to 2014; Director and Vice Chairman of the Board, Financial Services Institute (trade organization) from 2002 to 2014; Director and Committee Chair, Securities Industry and Financial Markets Association (trade organization) from 2006 to 2014.	28 RICs consisting of 98 Portfolios	None
Donald W. Burton 1944	Director	Since 2007	Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The Burton Partnership (QP), LP (an investment partnership) since 2000; Managing General Partner, The South Atlantic Venture Funds from 1983 to 2012; Director, IDology, Inc. (technology solutions) since 2006; Director, Knology, Inc. (telecommunications) from 1996 to 2012; Director, Capital Southwest (financial) from 2006 to 2012.	28 RICs consisting of 98 Portfolios	None
Honorable Stuart E. Eizenstat 1943	Director	Since 2007	Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) from 2007 to 2012; Member of the International Advisory Board GML Ltd. (energy) since 2003; Advisory Board Member, BT Americas (telecommunications) from 2004 to 2009.	28 RICs consisting of 98 Portfolios	Alcatel-Lucent (telecom- munications); Global Specialty Metallurgical; UPS Corporation (delivery service)
Kenneth A. Froot 1957	Director	Since 2007	Professor, Harvard University from 1993 to 2012.	28 RICs consisting of 98 Portfolios	None
John F. O’Brien 1943	Director	Since 2007	Chairman, Woods Hole Oceanographic Institute since 2009 and Trustee thereof from 2003 to 2009.	28 RICs consisting of 98 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)
Donald C. Opatrny 1952	Director	Since 2015	Trustee, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; Member of the Board and Investment Committee, University School since 2007; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President and Trustee, the Center for the Arts, Jackson Hole since 2011; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Trustee, Artstor (a Mellon Foundation affiliate) since 2010; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014.	28 RICs consisting of 98 Portfolios	None

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2016	35

Officers and Directors (continued)

Name, Address[1] and Year of Birth	Position(s) Held with Fund/ Master LLC	Length of Time Served as a Director[3]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Investment Company Directorships During Past Five Years
Independent Directors[2] (concluded)
Roberta Cooper Ramo 1942	Director	Since 2007	Shareholder and Attorney, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc., (retail) since 1999; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008; Vice President, Santa Fe Opera (non-profit) since 2011; Chair, Think New Mexico (non-profit), since 2013.	28 RICs consisting of 98 Portfolios	None
David H. Walsh 1941	Director	Since 2007	Director, National Museum of Wildlife Art since 2007; Trustee, University of Wyoming Foundation from 2008 to 2012; Director, The American Museum of Fly Fishing since 1997.	28 RICs consisting of 98 Portfolios	None

[1]    The address of each Director and Officer is c/o BlackRock, Inc., 55 East 52nd Street New York, NY 10055.

[2]    Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Fund’s/Master LLC’s by-laws or charter or statute, or, in the case of an Independent Director, until December 31 of the year in which he or she turns 75. The Board has determined to extend the terms of Independent Directors on a case-by-case basis, as appropriate. The Board has unanimously approved extending the mandatory retirement age for Messrs. Walsh and Weiss until January 31, 2017, which the Board believes to be in the best interests of shareholders of the Fund/Master LLC.

[3]    Date shown is the earliest date a person has served on this board. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Directors as joining the Fund’s/Master LLC’s board in 2007, those Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2005; Roberta Cooper Ramo, 1999; David H. Walsh, 2003; and Fred G. Weiss, 1998.

Interested Directors[4]
Robert Fairbairn 1965	Director	Since 2015	Senior Managing Director of BlackRock since 2010; Global Head of BlackRock’s Retail and iShares businesses since 2012; Member of BlackRock’s Global Executive and Global Operating Committees; Head of BlackRock’s Global Client Group from 2009 to 2012; Chairman of BlackRock’s international businesses from 2007 to 2010.	28 RICs consisting of 98 Portfolios	None
Henry Gabbay 1947	Director	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	28 RICs consisting of 98 Portfolios	None
John M. Perlowski 1964	Director, President and Chief Executive Officer	Since 2015 (Director); 2010 to present (President and Chief Executive Officer)	Managing Director of BlackRock since 2009; Head of BlackRock Global Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.	104 RICs consisting of 174 Portfolios	None

[4]    Messrs. Fairbairn and Perlowski are both “interested persons,” as defined in the 1940 Act, of the Fund/Master LLC based on their positions with BlackRock and its affiliates. Mr. Perlowski is also a board member of the BlackRock Closed-End Complex and the BlackRock Equity-Liquidity Complex. Mr. Gabbay may be deemed an “interested person” of the Fund/Master LLC based on his former positions with BlackRock and its affiliates. Mr. Gabbay does not currently serve as an officer or employee of BlackRock or its affiliates or own any securities of BlackRock or The PNC Financial Services Group, Inc. Mr. Gabbay is a non-management Interested Director. Interested Directors serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Fund/Master LLC’s by-laws or charter or statute, or until December 31 of the year in which they turn 72. Officers of the Fund/Master LLC serve at the pleasure of the Board.

36	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2016

Officers and Directors (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with Fund/ Master LLC	Length of Time Served as an Officer	Principal Occupation(s) During Past 5 Years
Officers[2]
John M. Perlowski 1964	Director, President and Chief Executive Officer	Since 2015 (Director); 2010 to present (President and Chief Executive Officer)	See Principal Occupations During Past Five Years under Interested Directors for details.
Jennifer McGovern 1977	Vice President	Since 2014	Managing Director of BlackRock since 2016; Director of BlackRock from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock from 2008 to 2010.
Neal J. Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay M. Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer	Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Fernanda Piedra 1969	Anti-Money Laundering Compliance Officer	Since 2015	Director of BlackRock since 2014; Anti-Money Laundering Compliance Officer and Regional Head of Financial Crime for the Americas at BlackRock, Inc. since 2014; Head of Regulatory Changes and Remediation for the Asset Wealth Management Division of Deutsche Bank from 2010 to 2014; Vice President of Goldman Sachs (Anti-Money Laundering/Suspicious Activities Group) from 2004 to 2010.
Benjamin Archibald 1975	Secretary	Since 2012	Managing Director of BlackRock since 2014; Director of BlackRock from 2010 to 2013; Secretary of the iShares exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
[1] The address of each Officer is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. [2] Officers of the Fund/Master LLC serve at the pleasure of the Board.

Further information about the Fund’s/Master LLC’s Officers and Directors is available in the Fund’s/Master LLC’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Effective May 6, 2016, Valerie G. Brown resigned as a Director of the Fund/Master LLC.

Effective May 10, 2016, Kenneth A. Froot resigned as a Director of the Fund/Master LLC.

Investment Advisor and Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Custodian The Bank of New York Mellon New York, NY 10286	Accounting Agent and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Address of the Fund 100 Bellevue Parkway Wilmington, DE 19809

Distributor BlackRock Investments, LLC New York, NY 10022	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2016	37

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund/Master LLC file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund/Master LLC’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund/Master LLC’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Master LLC uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge, (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Master LLC voted proxies relating to securities held in the Fund/Master LLC’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

38	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2016

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2016	39

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

VO-3/16-AR

Item 2 –	Code of Ethics – Each registrant (or “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. Each registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-441-7762.

Item 3 –	Audit Committee Financial Expert – Each registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez Fred G. Weiss Stuart E. Eizenstat Bruce R. Bond

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Funds:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Value Opportunities Fund, Inc.	$7,363	$7,363	$0	$0	$13,107	$13,107	$0	$0
Master Value Opportunities LLC	$37,113	$37,113	$0	$0	$0	$0	$0	$0

The following table presents fees billed by D&T that were required to be approved by each registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Funds and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0

2

(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,129,000	$2,391,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrants on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrants and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrants. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrants which have a direct impact on the operations or financial reporting of the registrants will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrants or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrants, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Value Opportunities Fund, Inc.	$13,107	$13,107
Master Value Opportunities LLC	$0	$0

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,129,000 and $2,391,000, respectively, were billed by D&T to the Investment Adviser.

3

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrants’ Schedules of Investments are included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrants’ principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrants’ disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by
Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrants’ internal control over financial reporting (as defined in
Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrants’ internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(b) Certifications – Attached hereto

4

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Value Opportunities Fund, Inc. and Master Value Opportunities LLC

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Value Opportunities Fund, Inc. and Master Value Opportunities LLC

Date:	June 2, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of each registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Value Opportunities Fund, Inc. and Master Value Opportunities LLC

Date:	June 2, 2016

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Value Opportunities Fund, Inc. and Master Value Opportunities LLC

Date:	June 2, 2016

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